Exhibit 99.1

TALOS ENERGY PUBLISHES INAUGURAL ESG REPORT

Houston, Texas, October 29, 2020 – Talos Energy Inc. (“Talos” or the “Company”) (NYSE: TALO) today published its inaugural Environment, Social and Governance Report (the “ESG Report”), which covers the Company’s 2019 operations and results and highlights the Company’s initiatives and commitments across a range of topics including health and safety, environmental and social responsibility and corporate governance.

As one of the leading independent operators in the Gulf of Mexico, Talos is proud of the role it plays in safely and responsibly serving the critical energy supply chain that supports our modern society in countless ways. Corporate responsibility is at the core of Talos’s daily operations and culture, with a constant focus on maintaining safe operations, producing oil and gas in an environmentally conscious and sustainable manner and acting as a positive force, both for the Company’s employees and in local communities.

Highlights of the Company’s ESG Report include:

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Health and Safety: Zero recordable incidents by Talos employees and just nine recordable incidents total across over 3.7 million man hours worked in 2019 U.S. operations, representing more than a 50% reduction in incident rates from 2018 to 2019 and a highly competitive incident rate across all sectors of the U.S. economy.

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Environment: Zero hydrocarbon releases into the ocean of greater than one barrel and total release of less than one-third of one barrel from approximately 28 million gross operated barrels produced (~0.000001%) and a 17% reduction in Scope 1 greenhouse gas emissions intensity from 2018 to 2019.

•	Social: Committed or led the raise of over $1 million toward corporate donations, pledges, matches and events for local communities and charitable organizations.

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Governance: Sustained highly competitive independent Board of Directors and executive compensation best practices while expanding enterprise risk management and compliance efforts across both U.S. and Mexico-based operations.

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Culture and Development: Named as a Top Workplace by the Houston Chronicle for the seventh consecutive year, every year in the Company’s history, and launched a higher education tuition reimbursement program to further supplement training and development programming options.

President and Chief Executive Officer Timothy S. Duncan commented: “We are proud to publish our first ESG Report and we are working hard on the initiatives we identified from this report that can continue to build on our strong environmental record as well as continue to have a meaningful impact in the communities where we work and live. It is timely to talk about the role our business has in the entire energy delivery complex and how reliable and affordable energy improves lives when provided in an environmentally responsible way. We are proud of what Talos brings to our community and the economy and we are looking forward to providing updates in the future on our sustainability journey.”

ABOUT TALOS ENERGY

Talos Energy (NYSE: TALO) is a technically driven independent exploration and production company focused on safely and efficiently maximizing cash flows and long-term value through its operations, currently in the United States Gulf of Mexico and offshore Mexico. As one of the U.S. Gulf of Mexico’s largest public independent producers, we leverage decades of geology, geophysics and offshore operations expertise towards the acquisition, exploration, exploitation and development of assets in key geological trends that are present in many offshore basins around the world. Our activities in offshore Mexico provide high impact exploration opportunities in an oil rich emerging basin. For more information, visit www.talosenergy.com.

INVESTOR RELATIONS CONTACT

Sergio Maiworm

+1.713.328.3008

investor@talosenergy.com

TALOS ENERGY INC.	333 Clay St., Suite 3300, Houston, TX 77002

CAUTIONARY STATEMENT ABOUT FORWARD-LOOKING STATEMENTS

This communication may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this communication, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this communication, the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “forecast, “may,” “objective,” “plan” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events.

We caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include, but are not limited to, commodity price volatility, including the sharp decline in oil prices beginning in March 2020, the impact of the coronavirus disease 2019 (“COVID-19”) and governmental measures related thereto on global demand for oil and natural gas and on the operations of our business, the ability or willingness of the Organization of Petroleum Exporting Countries (“OPEC”) and non-OPEC countries, such as Saudi Arabia and Russia, to set and maintain oil production levels and the impact of any such actions, lack of transportation and storage capacity as a result of oversupply, government regulations and actions, including with respect to repairs to the Ram Powell facility, the impact of hurricanes and other storms, including Hurricane Delta, or other factors, inflation, lack of availability of drilling and production equipment and services, environmental risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating reserves and in projecting future rates of production, cash flow and access to capital, the timing of development expenditures, the possibility that the anticipated benefits of recent acquisitions are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of such acquisitions, and other factors that may affect our future results and business, generally, including those discussed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020.

Should one or more of these risks occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. All forward-looking statements, expressed or implied, are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, to reflect events or circumstances after the date of this communication.

Estimates for our future production volumes are based on assumptions of capital expenditure levels and the assumption that market demand and prices for oil and gas will continue at levels that allow for economic production of these products. The production, transportation, marketing and storage of oil and gas are subject to disruption due to transportation, processing and storage availability, mechanical failure, human error, hurricanes and numerous other factors. Our estimates are based on certain other assumptions, such as well performance, which may vary significantly from those assumed. Therefore, we can give no assurance that our future production volumes will be as estimated.

This communication may also contain statements based on hypothetical or adverse scenarios and assumptions, and these statements should not necessarily be viewed as being representative of current or actual risk or forecasts of expected risk. In addition, while future events discussed in this communication may be significant, any significance should not be read as necessarily rising to the level of any specific definition of materiality, including the definitions of materiality used pursuant to federal securities laws.

TALOS ENERGY INC.	333 Clay St., Suite 3300, Houston, TX 77002